                                                                    Exhibit 10.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
         ACCOMPANYING ANNUAL REPORT ON FORM 20-F REPORT OF TRICOM, S.A.
              PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002
              (CHAPTER 63, TITLE 18 U.S.C. SECTION 1350(a) AND (b))

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. Section 1350(a) and (b)), the undersigned hereby certifies that the Annual Report on Form 20-F for the fiscal year ended December 31, 2002 of TRICOM, S.A. (the "Company") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/ RAMON TARRAGO
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Dated: May 22, 2003                           Ramon Tarrago
                                              Chief Financial Officer and
                                              Vice President of International
                                              Division